SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


                              CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the Securities
                           Exchange Act of 1934


   Date of Report (Date of earliest event reported): June 22, 2006


                            SONEX RESEARCH, INC.
              (Exact name of registrant as specified in Charter)


         Maryland                  000-14465              52-1188993
      (State or other           (Commision file         (IRS employer
      jurisdiction of               number)           identification no.)
       incorporation)


                     23 Hudson Street, Annapolis, MD 21401
                    (Address of principal executive offices)


                              (410) 266-5556
             (Registrant's telephone number, including area code)


                                    N/A
         (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
following   provisions  (see  General  Instruction  A.2.  below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






ITEM 8.01 - OTHER EVENTS

On June 22, 2006, the Registrant issued the following announcement over the newswire and posted it on its website (www.sonexresearch.com):


SONEX SIGNS LETTER OF INTENT FOR UAV HEAVY FUEL ENGINE TECHNOLOGY LICENSE


ANNAPOLIS, MARYLAND, June 22, 2006 - SONEX RESEARCH, INC. (OTC SONX), a leader in the field of combustion technology, announced that it has signed a Letter of Intent (LOI) with a producer of unmanned aerial vehicles (UAVs) pursuant to which the parties have expressed an intention to complete negotiations for and conclude a technology licensing agreement by the end of the summer. The LOI contemplates an exclusive license for a part of the patented Sonex Combustion System (SCS) heavy fuel engine (HFE) technology applicable to a certain size range of small engines. While Sonex must caution that the definitive licensing agreement has not yet been finalized, it has received a non-refundable deposit of $25,000 towards future royalties as part of the LOI. The LOI contains confidentiality provisions that preclude the disclosure of the customer's name and further details of the relationship at this time. Both parties will release a joint statement upon completion of the agreement including the terms of the joint activities.

The Department of Defense (DoD) now requires engines used in UAVs and other military applications for which gasoline storage and use are undesirable, to operate on less volatile, heavy fuels to reduce the hazard associated with gasoline. Sonex has established a viable HFE technology baseline by applying its patented SCS modified combustion chamber design and proprietary starting system to the conversion of lightweight, spark-ignited (SI), two-stroke gasoline engines for use in military applications such as UAVs to start and operate with reduced fuel consumption and low smoke on kerosene-based heavy fuels JP-5, JP-8 and D-2 diesel (with lubricant additive) while retaining the ignition precision of the SI process. The SCS process for two-stroke engines achieves in-cylinder control of ignition and combustion through the chemical/turbulent enhancement of combustion via combustion chamber modifications that change the chemical characteristics and fuel disbursement characteristics within the combustion chamber.

Sonex has previously announced two agreements with this unnamed customer, the first in October 2005 worth approximately $113,000 to develop a combustion system to convert the small, two-stroke, SI gasoline engine used in one of the customer's production UAVs to heavy fuel operation. Following the successful demonstration to the customer in February 2006 of a "Proof of Concept" laboratory SCS HFETM prototype operating on JP-5 heavy fuel, the Company announced the award in March 2006 of a follow-on Phase 2 project worth approximately $235,000 to develop, fabricate and qualify pre-production, flight ready SCS HFEsTM. Phase 2 is expected to be completed this summer, following which the parties plan to undertake additional phases for SCS HFETM flight certification testing and production introduction.



Contact: George E. Ponticas, CFO, Sonex Research, Inc., tel: 410-266-5556, email: george.ponticas@sonex-na.com, website: www.sonexresearch.com.


About Sonex

Sonex Research, Inc., a leader in the field of combustion technology, is developing its patented Sonex Combustion System (SCS) piston-based technology for in-cylinder control of ignition and combustion, designed to increase fuel mileage and reduce emissions of internal combustion engines. Sonex plans to complete development, commercialize and market its Sonex Controlled Auto Ignition (SCAI) combustion process to the automotive industry to improve fuel efficiency of gasoline powered vehicles. Additionally, independent third-party testing has confirmed the potential of the SCS application for direct-injected diesel engines to significantly reduce harmful soot in-cylinder without increasing fuel consumption. Other SCS designs are being used to convert gasoline engines of various sizes to operate on safer, diesel-type "heavy fuels" for use in military and commercial applications requiring light weight and safe handling and storage of fuel, such as in UAVs (unmanned aerial vehicles).


CAUTION REGARDING FORWARD-LOOKING STATEMENTS

"Forward-looking" statements contained in this report, as well as all publicly disseminated material about the Company, are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Act. Such statements are based on current expectations, estimates, projections and assumptions by management with respect to matters such as commercial acceptance of the SCS technology, the impact of competition, and the Company's financial condition or results of operations. Readers are cautioned that such statements are not guarantees of future performance and involve risks and uncertainties that could cause actual results to differ materially from those expressed in any such forward-looking statements.


RISK FACTORS

Additional information regarding the risks faced by Sonex is provided in the Company's periodic filings with the Securities and Exchange Commission (SEC) under the heading "Risk Factors". Such filings are available upon request from the Company or online in the SEC's EDGAR database at www.sec.gov. The Company, however, is delinquent in its filings with the SEC. It has not filed its Annual Reports on Form 10-KSB for the years ended December 31, 2004 and 2005 because it lacks the financial resources to engage its independent accountants to conduct audits of the December 31, 2004 and 2005 financial statements, and because it lacks the staffing to prepare the Form 10-KSB itself due in large part to the amount of time management has spent in responding to litigation. For the same reasons, the Company has been unable to file its Quarterly Reports on Form 10-QSB for 2005 and 2006. The Company is unable to predict when it will be able to make these filings and there can be no assurance that the filings will be made at all. In addition, there can be no assurance that a public market for the Company's Common Stock will continue to exist.


                                 ###






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 22, 2006


SONEX RESEARCH, INC.
Registrant



/s/ George E. Ponticas
----------------------
George E. Ponticas
Chief Financial Officer and Secretary